UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2006

CTI INDUSTRIES CORPORATION
  (Exact name of registrant as specified in its charter)

Illinois	0-23115	36-2848943
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22160 North Pepper Road, Barrington, IL	60010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (847) 382-1000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No. 4.02 - Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a) On September 5, 2006, in connection with a review of comments received from the Securities and Exchange Commission related to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and its Report on Form 10-Q for the quarterly period ended March 31, 2006, after consultation with the Company’s independent registered public accounting firm, management and the Board of Directors determined that there were incorrect classifications in the calculation of Loss from Operations in the Company’s Consolidated Statement of Operations for the years ended December 31, 2004 and 2003, and that there were incorrect classifications in the calculation of certain items in the Consolidated Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003.

With respect to the incorrect classifications in the calculation of Loss from Operations for 2004 and 2003, the incorrect classifications resulted from the fact that certain items of gain from the sale of assets and other items of income were classified as Other Income Expense and were not included in Loss from Operations. These incorrect classifications in classification did not result in any error in the reporting of Net Loss or Loss per share for those years.

With respect to the incorrect classifications in the calculation of items in the Consolidated Cash Flows for the years ended December 31, 2005, 2004 and 2003, the incorrect classifications resulted from the method used to calculate the effect of changes in the exchange rate of foreign currencies on items of cash flow.

Management and the Board of Directors of the Company have discussed the matters disclosed in this Report with the Company’s independent registered public accounting firms, Weiser LLP pertaining to 2005 and 2004, and Eisner LLP pertaining to 2003.

Accordingly, the audited Consolidated Statements of Cash Flows and Statements of Operations incorporated in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 should not be relied upon. The Company intends to effect the restatement through filing an amended Annual Report on Form 10-K for the year ended December 31, 2005.

The Company issued a press release on September 11, 2006, a copy of which is attached as Exhibit 99 hereto and is incorporated herein by reference.

The following tables summarize the impact of the restatements:

Item No. 9.01 - Financial Statements and Exhibits

CTI Industries Corporation and Subsidiaries

2005 Summary Consolidated Statement of Cash Flows

	As		As
	Reported	Adjustments	Restated
Cash flows from operating activities:
Net loss	$(333,209)	0	(333,209)
Adjustment to reconcile net loss to cash provided by (used in) operating activities:
Depreciation and amortization	1,463,369	16,547	1,479,916
Deferred gain on sale/leaseback	0	0
Amortization of debt discount	35,967	0	35,967
Minority interest in loss of subsidiary	65	0	65
Loss on asset impairment	124,000	0	124,000
Provision for losses on accounts receivable	145,000	0	145,000
Provision for losses on inventories	205,000	0	205,000
Shares issued for services	200,916	0	200,916
Deferred income taxes	(200,392)	0	(200,392)
Change in operating assets and liabilities:		0
Accounts receivable	1,634,466	46,151	1,680,617
Inventories	1,120,925	8,669	1,129,594
Other assets	205,731	(38,399)	167,332
Trade payables, accrued and other liabilities	(1,862,861)	(113,446)	(1,976,307)

Net cash provided by (used in) operating activities	2,738,977	(80,478)	2,658,499

Cash flows from investing activities:

Purchases of property, plant and equipment	(549,547)	(1,709)	(551,256)
Proceeds from sale of property, plant and equipment	151,206	0	151,206

Net cash used in investing activities	(398,341)	(1,709)	(400,050)

Cash flows from financing activities:
Checks written in excess of bank balance	(13,378)	(847)	(14,225)
Net change in revolving line of credit	(1,350,472)	0	(1,350,472)
Proceeds from issuance of long-term debt (Received from related parties 559,000)	300,439	(69,047)	231,392
Repayment of long-term debt	(811,776)	(39,210)	(850,986)
Repayment of short-term debt (Related parties 60,000 in 2005)	(402,324)	0	(402,324)
Proceeds from exercise of stock options	53,501	0	53,501
Collection of stockholder note	0	0
Cash paid for deferred financing fees	(141,316)	0	(141,316)

Net cash (used in) provided by financing activities	(2,365,326)	(109,104)	(2,474,430)

Effect of exchange rate changes on cash	(239,797)	191,291	(48,506)

Net (decrease) increase in cash	(264,487)	0	(264,487)

Cash at beginning of period	526,469	0	526,469

Cash at end of period	$261,982	0	261,982

2004 Summary Consolidated Statement of Cash Flows
	As		As
	Reported	Adjustments	Restated
Cash flows from operating activities:
Net loss	$(2,479,374)	0	(2,479,374)
Adjustment to reconcile net loss to cash provided by (used in) operating activities:
Depreciation and amortization	1,651,322	(11,514)	1,639,808
Deferred gain on sale/leaseback	(175,271)	0	(175,271)
Amortization of debt discount	251,490	0	251,490
Minority interest in loss of subsidiary	1,063	0	1,063
Loss on asset impairment
Provision for losses on accounts receivable	288,562	0	288,562
Provision for losses on inventories	60,000	0	60,000
Shares issued for services	0
Deferred income taxes	1,189,135	0	1,189,135
Change in operating assets and liabilities:
Accounts receivable	(1,791,423)	268,149	(1,523,274)
Inventories	854,666	36,279	890,945
Other assets	426,662	(29,317)	397,345
Trade payables, accrued and other liabilities	(847,411)	(77,826)	(925,237)

Net cash provided by (used in) operating activities	(570,579)	185,771	(384,808)

Cash flows from investing activities:

Purchases of property, plant and equipment	(305,546)	24,052	(281,494)
Proceeds from sale of property, plant and equipment	32,094	(9,971)	22,123

Net cash used in investing activities	(273,452)	14,081	(259,371)

Cash flows from financing activities:
Checks written in excess of bank balance	172,309	(18)	172,291
Net change in revolving line of credit	2,706,984	0	2,706,984
Proceeds from issuance of long-term debt (Received from related parties 267,000)	558,077	25,221	583,298
Repayment of long-term debt	(2,513,261)	(38,878)	(2,552,139)
Repayment of short-term debt (Related parties 60,000 in 2005)
Proceeds from exercise of stock options	0
Collection of stockholder note	0
Cash paid for deferred financing fees	(41,234)	0	(41,234)

Net cash (used in) provided by financing activities	882,875	(13,675)	869,200

Effect of exchange rate changes on cash	157,884	(186,177)	(28,293)

Net (decrease) increase in cash	196,728	0	196,728

Cash at beginning of period	329,742	0	329,742

Cash at end of period	$526,470	0	526,470

2003 Summary Consolidated Statement of Cash Flows
	As		As
	Reported	Adjustments	Restated
Cash flows from operating activities:
Net loss	$(566,047)	0	(566,047)
Adjustment to reconcile net loss to cash provided by (used in) operating activities:
Depreciation and amortization	1,618,563	9,929	1,628,492
Deferred gain on sale/leaseback	(30,047)	0	(30,047)
Amortization of debt discount	238,199	0	238,199
Minority interest in loss of subsidiary	(483)	0	(483)
Loss on asset impairment
Provision for losses on accounts receivable	220,000	0	220,000
Provision for losses on inventories	135,000	0	135,000
Shares issued for services	0
Deferred income taxes	(782,468)	0	(782,468)
Change in operating assets and liabilities:
Accounts receivable	619,113	(188,751)	430,362
Inventories	560,433	(84,589)	475,844
Other assets	66,313	(6,222)	60,091
Trade payables, accrued and other liabilities	1,129,596	167,679	1,297,275

Net cash provided by (used in) operating activities	3,208,172	(101,954)	3,106,218

Cash flows from investing activities:

Purchases of property, plant and equipment	(2,007,104)	(157,406)	(2,164,510)
Proceeds from sale of property, plant and equipment	0

Net cash used in investing activities	(2,007,104)	(157,406)	(2,164,510)

Cash flows from financing activities:
Checks written in excess of bank balance	227,648	393	228,041
Net change in revolving line of credit	(1,948,408)	0	(1,948,408)
Proceeds from issuance of long-term debt (Received from related parties 250,000)	6,768,759	(43,333)	6,725,426
Repayment of long-term debt	(5,649,014)	77,440	(5,571,574)
Repayment of short-term debt (Related parties 60,000 in 2005)
Proceeds from exercise of stock options	15,750	0	15,750
Collection of stockholder note	56,456	0	56,456
Cash paid for deferred financing fees	(275,044)	0	(275,044)

Net cash (used in) provided by financing activities	(803,853)	34,500	(769,353)

Effect of exchange rate changes on cash	(227,966)	224,860	(3,106)

Net (decrease) increase in cash	169,249	0	169,249

Cash at beginning of period	160,493	0	160,493

Cash at end of period	$329,742	0	329,742

CTI Industries Corporation and Subsidiaries

2004 Summary Consolidated Statement of Operations

	As		As
	Reported	Adjustments	Restated

Net sales	$37,193,109		$37,193,109
Cost of sales	30,840,989		30,840,989
Gross profit	6,352,120	0	6,352,120
Operating expenses:
General and administrative	4,410,595	-	4,410,595
Selling	1,495,257	-	1,495,257
Advertising and marketing	1,014,463	-	1,014,463
Gain on sale of assets		(122,499)	(122,499)
Other income		(395,489)	(395,489)
Total operating expenses	6,920,315	(517,988)	6,402,327
(Loss) from operations	(568,195)	517,988	(50,207)

Other income (expense):
Interest expense	(1,350,085)		(1,350,085)
Interest income	-		-
Gain (loss) on sale of assets	122,499	(122,499)
Foreign currency (loss) gain	208,213		208,213
Other	395,489	(395,489)
Total other (expense)	(623,884)	(517,988)	(1,141,872)
Loss before income taxes and minority interest	(1,192,079)	-	(1,192,079)
Income tax expense	1,286,232	-	1,286,232
Loss before minority interest	(2,478,311)	0	(2,478,311)
Minority interest in income of subsidiary	1,063	-	1,063
Net loss	$(2,479,374)	$-	$(2,479,374)

Loss applicable to common shares	$(2,479,374)	$-	$(2,479,374)

Basic loss per common share	$(1.28)		$(1.28)
Diluted loss per common share	$(1.28)		$(1.28)

2003 Summary Consolidated Statement of Operations

	As		As
	Reported	Adjustments	Restated

Net sales	$36,259,638	$-	$36,259,638
Cost of sales	29,626,450	0	29,626,450
Gross profit	6,633,188	0	6,633,188
Operating expenses:
General and administrative	4,054,607	-	4,054,607
Selling	1,441,501	-	1,441,501
Advertising and marketing	1,816,301	-	1,816,301
Gain on sale of assets		(28,007)	(28,007)
Other income		(428,125)	(428,125)
Total operating expenses	7,312,409	(456,132)	6,856,277
(Loss) from operations	(679,221)	456,132	(223,089)

Other income (expense):
Interest expense	(1,103,395)		(1,103,395)
Interest income	13,618		13,618
Gain (loss) on sale of assets	28,007	(28,007)
Foreign currency (loss) gain	(36,132)		(36,132)
Other	428,125	(428,125)
Total other (expense)	(669,777)	(456,132)	(1,125,909)
Loss before income taxes and minority interest	(1,348,998)	-	(1,348,998)
Income tax (benefit)	(782,468)	-	(782,468)
Loss before minority interest	(566,530)	0	(566,530)
Minority interest in (loss) of subsidiary	(483)	-	(483)
Net loss	$(566,047)	$-	$(566,047)

Loss applicable to common shares	$(566,047)	$-	$(566,047)

Basic loss per common share	$(0.30)		$(0.30)
Diluted loss per common share	$(0.30)		$(0.30)

(d)	Exhibits:

Exhibit No.	Exhibit

99	Press Release dated September 11, 2006, captioned: “CTI Industries Corporation Reports Restatement of Certain Financial Statement Items For Fiscal 2005, 2004 and 2003”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI Industries Corporation
(Registrant)

Date: September 11, 2006	By:	/s/ Howard W. Schwan
Howard W. Schwan, President